                                                                    EXHIBIT 10.3

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                                                              September 16, 2003

WELLS FARGO FOOTHILL, INC., as Agent and Lender
One Boston Place, 18th Floor
Boston, Massachusetts 02108

Ladies and Gentlemen:

         Wells Fargo Foothill, Inc., as Arranger and Administrative Agent ("Agent") and Lender ("Foothill"), Ableco Finance LLC ("Ableco"; and together with Foothill, "Lenders") and Advanced Lighting Technologies, Inc., an Ohio corporation and a debtor and debtor-in-possession ("Parent") and each of Parent's Subsidiaries identified as a borrower on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement dated June 30, 2003 among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Third Amendment to Loan and Security Agreement (this "Amendment"), the parties hereto hereby agree as follows:

         1.       AMENDMENTS TO LOAN AGREEMENT.

         (a) As of the effective date of this Amendment, the definition of "Adjusted EBITDA" appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Adjusted EBITDA" means, for any period, Parent's and its Subsidiaries consolidated net earnings (or loss) for such period plus
         (a) interest expense, (b) income taxes, (c) depreciation and amortization expense, (d) losses from minority interest and investments accounted for in the equity method, up to a maximum of $500,000, (e) non-recurring, non-cash charges, as approved in Lenders' Permitted Discretion, (f) the amount of professional, bank and refinancing fees related to the reorganization of Borrowers, which amount shall not exceed the amount set forth in the projections approved by Agent, styled "2004DraftModel108-28-03SaratogaFebExit1", minus (g) interest income, (h) income tax benefit (i)
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         extraordinary gains, (j) gains resulting from minority interests or investments accounted for on the equity method. All of the foregoing only to the extent included in the calculation of consolidated net earnings (or loss), without duplication, and determined in accordance with GAAP.

         (b) As of the effective date of this Amendment, Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on the earliest of (a) the effective date of confirmation by the Bankruptcy Court of Borrowers' plan of reorganization in the Chapter 11 Cases, (b) February 28, 2004 (the "Maturity Date"), (c) at Lenders' option, the conversion of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, (d) at Lenders' option, the Loan Parties ceasing or discontinuing their ordinary business operations, and (e) at Lenders' option, the appointment of a trustee or an examiner with expanded powers under the Bankruptcy Code. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate their obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

         (c) As of the effective date of this Amendment, Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "MINIMUM ADJUSTED EBITDA. Adjusted EBITDA, measured on a monthly basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount            Applicable Period
--------------------------------------------------------
   $ 6,900,000     Five months ending September 30, 2003
--------------------------------------------------------
   $ 9,100,000      Six months ending October 31, 2003
--------------------------------------------------------
   $10,113,000     Seven months ending November 30, 2003
--------------------------------------------------------
   $11,238,000     Eight months ending December 31, 2003
--------------------------------------------------------
   $12,715,000      Nine months ending January 31, 2004
--------------------------------------------------------
   $14,554,000     Ten months ending February 28, 2004"
--------------------------------------------------------

         (d) As of the effective date of this Amendment, Section 7.20(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "CAPITAL EXPENDITURES. Make Capital Expenditures for any two consecutive month period in an amount in excess of $1,000,000 beginning with the month ending August 31, 2003."

         2. RIGHT OF FIRST REFUSAL. Borrowers hereby acknowledge, confirm and agree that upon Borrowers' locating a source for financing arrangements for the purpose of funding the Borrowers' plan of reorganization and other working capital requirements, other than from the Lender Group, at any time prior to the Maturity Date, Borrowers shall supply Agent with a copy of the commitment letter ("Commitment") obtained by Borrowers (but which Borrowers have not as yet accepted) from the other financial institution (the "Replacement Financier"), and which Commitment also obligates the Replacement Financier to make loans and advances to Borrowers in an aggregate amount not less than the outstanding Obligations due Agent and Lenders under the existing financing arrangements as of Borrowers' anticipated closing date of the exit financing arrangements with such Replacement Financier. Agent shall thereafter have the absolute, unrestricted right for a period of time not to exceed fifteen (15) days from the date of Agent's receipt of such Commitment, to agree to provide such exit financing to Borrowers, which shall comply with all of the material terms and provisions set forth in the Commitment supplied to Agent ("Right of First Refusal"). If Agent shall notify Borrowers in writing of Agent's election to do so, which Agent may exercise in Agent's sole option within the stated period of time, Borrowers agree not to proceed with the Commitment or with such Replacement Financier, and shall enter into the exit financing arrangements among Agent, Lenders and Borrowers in accordance with the material terms and provisions set forth in the Commitment. Should Agent elect at Agent's option not to exercise such Right of First Refusal within the time period indicated above, Borrowers shall be at liberty to proceed to implement the financing arrangements with the Replacement Financier contemplated by the Commitment that Borrowers have previously obtained. Any such arrangements with a Replacement Financier would have to provide, among other things, for payment in full in immediately available funds of all of the outstanding Obligations under the Loan Agreement and Agent's receipt of an indemnity, from the Replacement Financier, in form and substance satisfactory to Agent in all respects, as to any and all of Agent's contingent Obligations.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Loan Parties to Agent and Lenders pursuant to the Loan Agreement and the other Loan Documents, each Loan Party hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

         (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement set forth herein); and

         (b) This Amendment has been duly executed and delivered by each Loan Party and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Loan Parties contained herein constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment and the agreement of Agent to the modifications and amendments set forth in this Amendment are subject to the fulfillment of the following conditions precedent:

         (a) the United States Bankruptcy Court for the Northern District of Illinois shall have entered a final, non-appealable order, in form and substance satisfactory to Agent in its sole discretion, authorizing the modifications and amendments set forth in this Amendment; and

         (b) Agent shall have received, in form and substance satisfactory to Agent in its sole discretion, an original of this Amendment duly authorized, executed and delivered by Loan Parties.

         5. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, acknowledged and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Loan Documents, the terms of this Amendment shall control. The Loan Agreement, as amended hereby, the other Loan Documents and this Amendment shall be read and be construed as one agreement.

         6. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

         7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

         8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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         9.       COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered via telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                                Very truly yours,

                                ADVANCED LIGHTING TECHNOLOGIES,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                                APL ENGINEERED MATERIALS, INC.,
                                an Illinois corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       5
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                VENTURE LIGHTING INTERNATIONAL,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellamn
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                                BALLASTRONIX (DELAWARE), INC.,
                                a Delaware corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                                MICROSUN TECHNOLOGIES, INC.,
                                an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                                LIGHTING RESOURCES INTERNATIONAL,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       6
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                ADLT SERVICES, INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

                                VENTURE LIGHTING POWER SYSTEMS,
                                NORTH AMERICA INC., a Nova Scotia corporation, as a Loan Party

                                By: -s- R.G. Douglas Oulton
                                    --------------------------------------------

                                Name: R.G. Douglas Oulton
                                Title: V.P. Finance & Admin

                                PARRY POWER SYSTEMS LIMITED,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By: -s- E. Young
                                    --------------------------------------------

                                Name: E. Young
                                Title: Director

                                VENTURE LIGHTING EUROPE LTD.,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By: -s- E. Young
                                    --------------------------------------------

                                Name: E. Young
                                Title: Director

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       7
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                DEPOSITION SCIENCES, INC.,
                                an Ohio corporation, as a Loan Party

                                By: -s- Wayne Hellman
                                    --------------------------------------------

                                Name: Wayne Hellman
                                Title: CEO

ACKNOWLEDGED AND AGREED:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By: -s- John T. Leonard
    -------------------------------------

Name: John T. Leonard
Title: AVP

ABLECO FINANCE LLC, a Delaware
limited liability company, as a Lender

By: -s- Kevin Genda
    -------------------------------------

Name: Kevin Genda
Title: SVP

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